Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
	(Dollars in thousands)
Non-accrual loans	$9,029	$9,343	$9,082	$6,629	$8,184
Loans 90 days or more past due and still accruing interest	5	-	-	-	-
Total non-performing loans	9,034	9,343	9,082	6,629	8,184
Other real estate and repossessed assets	1,299	1,445	1,689	1,647	1,643
Total non-performing assets	$10,333	$10,788	$10,771	$8,276	$9,827

As a percent of Portfolio Loans
Non-performing loans	0.35%	0.36%	0.37%	0.32%	0.41%
Allowance for loan losses	0.96	0.95	0.95	1.11	1.12
Non-performing assets to total assets	0.31	0.33	0.33	0.30	0.35
Allowance for loan losses as a percent of non-performing loans	275.49	261.17	258.80	348.03	275.99

(1)	Excludes loans classified as "trouble debt restructured" that are not past due.

Troubled debt restructurings ("TDR")

	December 31, 2018
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$6,460	$46,627		$53,087
Non-performing TDR's(1)	74	2,884	(2)	2,958
Total	$6,534	$49,511		$56,045

	December 31, 2017
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$7,748	$52,367		$60,115
Non-performing TDR's(1)	323	4,506	(2)	4,829
Total	$8,071	$56,873		$64,944

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Twelve months ended December 31,
	2018		2017
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$22,587	$1,125	$20,234	$650
Additions (deductions)
Provision for loan losses	1,503	-	1,199	-
Recoveries credited to allowance	4,622	-	4,205	-
Loans charged against the allowance	(3,824)	-	(3,051)	-
Additions included in non-interest expense	-	171	-	475
Balance at end of period	$24,888	$1,296	$22,587	$1,125

Net loans charged against the allowance to average Portfolio Loans	(0.03)%		(0.06)%

Capitalization

	December 31,
	2018	2017
	(In thousands)
Subordinated debentures	$39,388	$35,569
Amount not qualifying as regulatory capital	(1,224)	(1,069)
Amount qualifying as regulatory capital	38,164	34,500
Shareholders’ equity
Common stock	377,372	324,986
Accumulated deficit	(28,270)	(54,054)
Accumulated other comprehensive loss	(10,108)	(5,999)
Total shareholders’ equity	338,994	264,933
Total capitalization	$377,158	$299,433

Non-Interest Income

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2018	2018	2017	2018	2017
	(In thousands)
Service charges on deposit accounts	$3,092	$3,166	$3,208	$12,258	$12,673
Interchange income	2,669	2,486	2,154	9,905	8,023
Net gains on assets
Mortgage loans	2,026	2,745	2,876	10,597	11,762
Securities	209	93	198	138	260
Mortgage loan servicing, net	(1,511)	1,212	979	3,157	1,647
Investment and insurance commissions	537	513	427	1,971	1,968
Bank owned life insurance	257	237	285	970	1,061
Other	1,672	1,384	1,317	5,819	5,139
Total non-interest income	$8,951	$11,836	$11,444	$44,815	$42,533

Capitalized Mortgage Loan Servicing Rights

	Three months ended December 31,		Twelve months ended December 31,
	2018	2017	2018	2017
	(In thousands)
Balance at beginning of period	$23,151	$14,675	$15,699	$13,671
Change in accounting	-	-	-	542
Balance at beginning of period, as adjusted	23,151	14,675	15,699	14,213
Servicing rights acquired	-	-	3,047	-
Originated servicing rights capitalized	1,266	1,183	4,977	4,230
Change in fair value	(3,017)	(159)	(2,323)	(2,744)
Balance at end of period	$21,400	$15,699	$21,400	$15,699

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2018	2018	2017	2018	2017
	(Dollars in thousands)
Mortgage loans originated	$190,328	$231,849	$213,877	$807,408	$871,222
Mortgage loans sold	121,426	148,730	117,941	491,798	423,327
Net gains on mortgage loans	2,026	2,745	2,876	10,597	11,762
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.67%	1.85%	2.44%	2.15%	2.78%
Fair value adjustments included in the Loan Sales Margin	(0.39)	(0.26)	(0.45)	(0.02)	(0.07)

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2018	2018	2017	2018	2017
	(In thousands)
Compensation	$9,792	$9,582	$8,525	$37,878	$35,397
Performance-based compensation	2,704	3,305	3,055	11,942	9,874
Payroll taxes and employee benefits	3,076	3,282	2,405	12,258	9,818
Compensation and employee benefits	15,572	16,169	13,985	62,078	55,089
Occupancy, net	2,245	2,233	2,070	8,912	8,102
Data processing	2,082	2,051	1,987	8,262	7,657
Furniture, fixtures and equipment	1,051	1,043	927	4,080	3,870
Merger related expenses	111	98	274	3,465	284
Communications	737	727	638	2,848	2,684
Interchange expense	728	715	287	2,702	1,156
Loan and collection	782	531	666	2,682	2,230
Advertising	577	594	354	2,155	1,905
Legal and professional fees	528	477	526	1,839	1,892
FDIC deposit insurance	331	270	286	1,081	894
Amortization of intangible assets	293	295	86	969	346
Supplies	173	173	159	689	666
Credit card and bank service fees	104	108	97	414	529
Costs related to unfunded lending commitments	177	71	143	171	475
Provision for loss reimbursement on sold loans	(68)	47	105	10	171
Net gains on other real estate and repossessed assets	(53)	(325)	(738)	(672)	(606)
Other	1,455	1,463	1,284	5,776	4,738
Total non-interest expense	$26,825	$26,740	$23,136	$107,461	$92,082

Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,
	2018			2017
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,618,834	$32,753	4.98%	$2,003,636	$22,625	4.49%
Tax-exempt loans (1)	8,780	107	4.83	2,571	27	4.17
Taxable securities	373,988	2,782	2.98	442,188	2,628	2.38
Tax-exempt securities (1)	59,915	512	3.42	90,014	799	3.55
Interest bearing cash	41,766	157	1.49	20,827	35	0.67
Other investments	18,357	236	5.10	15,543	198	5.05
Interest Earning Assets	3,121,640	36,547	4.66	2,574,779	26,312	4.07
Cash and due from banks	33,915			30,459
Other assets, net	171,447			137,523
Total Assets	$3,327,002			$2,742,761

Liabilities
Savings and interest- bearing checking	$1,291,994	1,361	0.42	$1,054,651	523	0.20
Time deposits	695,316	3,645	2.08	526,217	1,498	1.13
Other borrowings	71,410	746	4.14	100,049	689	2.73
Interest Bearing Liabilities	2,058,720	5,752	1.11	1,680,917	2,710	0.64
Non-interest bearing deposits	886,579			759,725
Other liabilities	36,924			32,020
Shareholders’ equity	344,779			270,099
Total liabilities and shareholders’ equity	$3,327,002			$2,742,761

Net Interest Income		$30,795			$23,602

Net Interest Income as a Percent of Average Interest Earning Assets			3.93%			3.65%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21% in 2018 and 35% in 2017.
(2)	Annualized

Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
	2018			2017
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
	(Dollars in thousands)
Assets
Taxable loans	$2,418,421	$116,634	4.82%	$1,845,661	$84,169	4.56%
Tax-exempt loans (1)	6,118	292	4.77	3,199	172	5.38
Taxable securities	394,160	10,874	2.76	485,343	10,928	2.25
Tax-exempt securities (1)	67,574	2,192	3.24	86,902	3,063	3.52
Interest bearing cash	32,593	371	1.14	37,119	264	0.71
Other investments	16,936	920	5.43	15,543	836	5.38
Interest Earning Assets	2,935,802	131,283	4.48	2,473,767	99,432	4.02
Cash and due from banks	33,384			31,980
Other assets, net	162,750			144,442
Total Assets	$3,131,936			$2,650,189

Liabilities
Savings and interest-bearing checking	$1,218,243	4,146	0.34	$1,052,215	1,530	0.15
Time deposits	632,330	10,332	1.63	502,284	5,245	1.04
Other borrowings	79,519	3,013	3.79	74,876	2,348	3.14
Interest Bearing Liabilities	1,930,092	17,491	0.91	1,629,375	9,123	0.56
Non-interest bearing deposits	846,718			728,208
Other liabilities	33,354			30,838
Shareholders’ equity	321,772			261,768
Total liabilities and shareholders’ equity	$3,131,936			$2,650,189

Net Interest Income		$113,792			$90,309

Net Interest Income as a Percent of Average Interest Earning Assets			3.88%			3.65%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21% in 2018 and 35% in 2017.

Commercial Loan Portfolio Analysis as of December 31, 2018

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$12,308	$63	$-	$63	0.5%
Land Development	12,155	338	-	338	2.8
Construction	59,856	7,901	-	7,901	13.2
Income Producing	388,311	12,430	-	12,430	3.2
Owner Occupied	353,572	23,041	846	23,887	6.8
Total Commercial Real Estate Loans	$826,202	$43,773	846	$44,619	5.4

Other Commercial Loans	$318,279	$16,695	1,374	$18,069	5.7
Total non-performing commercial loans			$2,220

Commercial Loan Portfolio Analysis as of December 31, 2017

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$8,559	$60	$9	$69	0.8%
Land Development	9,685	-	-	-	0.0
Construction	51,733	-	-	-	0.0
Income Producing	289,799	1,590	30	1,620	0.6
Owner Occupied	258,888	11,491	170	11,661	4.5
Total Commercial Real Estate Loans	$618,664	$13,141	209	$13,350	2.2

Other Commercial Loans	$234,596	$19,109	437	$19,546	8.3
Total non-performing commercial loans			$646